This is filed pursuant to 497(e).
File Nos. 811-9607 and 333-88517.

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                              FAIRHOLME FUNDS, INC.
                          Supplement dated May 18, 2005
                                to the Prospectus
                              Dated March 29, 2005

The following disclosure is added after the fourth paragraph under the heading:
The Fund's Principal Investment Strategies.

Depending upon market conditions, the Fund may maintain a significant percentage of its total assets in cash or cash equivalents.

The following disclosure is added after the discussion of: The Principal Risks of Investing in the Fund.

Temporary Defensive Position And Cash Reserves

The Fund's portfolio will normally be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and may maintain a portion of its total assets in cash and cash reserves. Under conditions when investments meeting the Fund's criteria are limited, the Fund may, for temporary defensive purposes or to maintain liquidity, maintain a lower percentage of its total assets in common stocks and a higher percentage of its total assets in cash or cash equivalents, such as U.S. Government debt instruments, other unaffiliated money market funds, and repurchase agreements. During such times, the Fund will not be investing according to its investment objective, and the Fund's performance may be negatively affected as a result.

The following disclosure is added after the heading: Conflicts of Interest.

The Fund's Distributor

Citco Mutual Fund Distributors, Inc. (the "Distributor"), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, distributes shares of the Fund. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers. The Distributor acts as the representative of the Fund in connection with the offering of the shares of the Fund. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its expense, compensate persons who provide services in connection with the sale or expected sale of shares of the Fund. Employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of shares of the Fund.

The Distributor is a wholly-owned subsidiary of Citco Mutual Fund Services, Inc. (the "Transfer Agent"). The Transfer Agent is a full service U.S. mutual fund back office servicing company, which provides administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund.

The following disclosure is deleted from the disclosure under the heading:
Minimum Investment Amounts.

Payments for Fund shares must be in U.S. dollars and must be drawn on a U.S. bank. In its sole discretion, management of the Fund may reject any purchase order for Fund shares or waive the minimum investment amounts.

Under the heading: Opening and Adding to Your Account, the last sentence of the first paragraph is revised to read as set forth below.

Any questions you may have can be answered by calling the Transfer Agent at 1-866-202-2263.

Under the heading: Purchasing Shares by Wire Transfer, the disclosure is replaced in its entirety as set forth below.

To make an initial purchase of shares by wire transfer, please follow the steps listed below:

1)   Call 1-866-202-2263 to inform the Transfer Agent that a wire is being sent.
2)   Obtain a new account number from the Transfer Agent.
3) Fill out, fax to 1-610-296-8516, and then mail the Account Application to the Transfer Agent.
4) Ask your bank to wire funds to the account of: Wachovia Bank National Association ABA # 031201467, For Credit Fairholme Funds, Inc., Acct # 2000014940293, Further Credit to (Your Name & Account #).

Include your name(s), address, and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account.

To make subsequent purchases of shares by wire transfer, please follow the steps listed below:

1) Call 1-866-202-2263 and inform the Transfer Agent that you are sending funds via wire transfer, provide the existing account number, the amount of the wire transfer, and the name of the originating bank.
2) Ask your bank to wire funds to the account of: Wachovia Bank National Association ABA # 031201467, For Credit Fairholme Funds, Inc., Acct # 2000014940293, Further Credit to (Your Name & Account #).

If you purchase Fund shares by wire, you must complete and file an Application Form with the Transfer Agent before any of the shares purchased can be redeemed. Either complete and mail the Application Form included with this prospectus or call the Transfer Agent and they will send you an Application Form. You should contact your bank (which must be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Under the heading: Miscellaneous Purchase Information, the disclosure is replaced in its entirety as set forth below.

The Fund reserves the right to refuse to accept applications or purchase orders and reserves the right to waive the minimum investment amounts. Applications or purchase orders will not be accepted unless they are in "proper form". "Proper form" is defined as including all required account information and an acceptable form of payment in U.S. funds or arrangements for payment in U.S. funds through a broker. Acceptable forms of payment include: wire transfer or check drawn on a U.S. bank, savings and loan association or credit union. The Fund's custodian may charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. Furthermore, for the protection of existing shareholders, acceptable forms of payment for purchase orders exceeding $500,000 are: (i) if payment is made by check, the amount of the check is bank guaranteed or the check is cleared by the bank, savings and loan association or credit union upon which the check is drawn; and (ii) if payment is by wire transfer, the funds are received by the Fund. The price paid for Fund shares is the net asset value per share next determined following the receipt of the purchase order in proper form by the Fund.

A purchase order placed with the Transfer Agent in proper form received prior to 4:00 p.m. Eastern Time will be processed on the day it is received. Orders in proper form received after 4:00 p.m. Eastern Time will result in orders being processed on the following business day.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern Time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Fund and current regulatory requirements. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of placing the order.

After you have established your account and made your first purchase, you may also make subsequent purchases by telephone. Please note that all telephone orders are subject to verification. In addition, telephonic orders to buy $500,000 or more of Fund shares will be subject to the payment requirements described above.

Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to 4:00 p.m. and transmit them to mutual fund transfer agents after 4:00 p.m. The Securities and Exchange Commission ("SEC") has proposed a requirement that all share orders be received by mutual fund transfer agents or a registered clearing agency, such as the National Securities Clearing Corporation, by 4:00 p.m. Should the SEC adopt this proposal, the Fund and its Transfer Agent will comply with such requirement.


            THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.